                                                                                                       EXHIBIT 24.1

                                           EDISON INTERNATIONAL

                                             POWER OF ATTORNEY

                  The undersigned, Edison International, a California corporation, and certain of its officers and/or directors, do each hereby constitute and appoint BRYANT C. DANNER, THEODORE F. CRAVER, JR., THOMAS M.
NOONAN, JAMES R. BERG, BEVERLY P. RYDER, KENNETH S. STEWART, MARY C. SIMPSON, PAIGE W.R. WHITE, TIMOTHY W.
ROGERS, RAYNA M. MORRISON, BONITA J. SMITH, PEGGY A. STERN, DOUGLAS G. GREEN, and POLLY L. GAULT or any one of
them, to act severally as attorney-in-fact, for the purpose of executing and filing with the Securities and
Exchange Commission under the Securities Act of 1933, as amended, a registration statement or registration statements and all amendments and/or supplements thereto for the purposes of registering and/or continuing the registration of up to 20,000,000 shares of Common Stock of Edison International and related beneficial interests to be offered and sold through the Stock Savings Plus Plan, granting unto said attorneys-in-fact, and each of them, full power and authority to do every act and thing whatsoever necessary for such purposes as fully as the undersigned or any of them could do if personally present, hereby ratifying and approving the acts of each of said attorneys-in-fact.

                  Executed at Rosemead, California, as of the 15th day of February, 2001.

                                                                 EDISON INTERNATIONAL

                                                 By:                JOHN E. BRYSON
                                                  ----------------------------------------------------
                                                                    JOHN E. BRYSON
                                                           Chairman of the Board, President,
                                                              and Chief Executive Officer

Attest:

               Beverly P. Ryder
----------------------------------------------------
               Beverly P. Ryder
                   Secretary

                                               EDISON INTERNATIONAL
                                              STOCK SAVINGS PLUS PLAN
                                                 POWER OF ATTORNEY

Principal Executive Officer and Director:

John E. Bryson
----------------------------
John E. Bryson                                                    Chairman of the Board,
                                                                  President, Chief Executive
                                                                  Officer and Director

Principal Financial Officer:

Theodore F. Craver, Jr.
----------------------------
Theodore F. Craver, Jr.                                           Senior Vice President, Chief
                                                                  Financial Officer and
                                                                  Treasurer

Controller and Principal Accounting Officer:

Thomas M. Noonan
----------------------------
Thomas M. Noonan                                                  Vice President and Controller

Additional Directors:

Warren Christopher                 Director               Ronald L. Olson                  Director
----------------------------------                        --------------------------------
Warren Christopher                                        Ronald L. Olson

Stephen E. Frank                   Director               Jams M. Rosser                   Director
----------------------------------                        --------------------------------
Stephen E. Frank                                          James M. Rosser

Joan C. Hanley                     Director               Robert H. Smith                  Director
----------------------------------                        --------------------------------
Joan C. Hanley                                            Robert H. Smith

Carl F. Huntsinger                 Director               Thomas c. Sutton                 Director
----------------------------------                        --------------------------------
Carl F. Huntsinger                                        Thomas C. Sutton

Charles D. Miller                  Director               Daniel M. Tellep                 Director
----------------------------------                        --------------------------------
Charles D. Miller                                         Daniel M. Tellep

Luis G. Nogales                    Director               Edward Zapanta                   Director
----------------------------------                        --------------------------------
Luis G. Nogales                                           Edward Zapanta